UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 13, 2007
CROSSTEX ENERGY, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	000-50067	16-1616605

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer Identification No.)
Incorporation or Organization)	Number)

2501 CEDAR SPRINGS
DALLAS, TEXAS	75201

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 953-9500
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On December 14, 2007, Crosstex Energy, L.P. (the “Partnership”) and certain of its subsidiaries entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. and Wachovia Capital Markets, LLC, with respect to the issuance and sale in an underwritten public offering (the “Offering”) by the Partnership of 1,800,000 common units representing limited partner interests of the Partnership (“Common Units”) for a price of $33.28 per Common Unit ($32.10 per Common Unit, net of underwriting discount). The underwriters were also granted an option to purchase up to an additional 270,000 Common Units from the Partnership. The Common Units to be sold in the Offering were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-134712), which was declared effective by the Securities and Exchange Commission on July 18, 2006. The closing of the Offering is expected to occur on December 19, 2007. The foregoing description is qualified in its entirety by reference to the text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
     On December 13, 2007, the Partnership issued a press release announcing its intention to commence the Common Unit Offering. On December 14, 2007, the Partnership issued a press release announcing the pricing of the Common Units to be issued and sold pursuant to the Common Unit Offering. Copies of the press releases are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K. In accordance with General Instruction B.2. of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibits 99.1 and 99.2 are deemed to be furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION

1.1	—	Underwriting Agreement, dated as of December 14, 2007, by and among the Partnership, Crosstex Energy Services, L.P., Crosstex Operating GP, LLC and the underwriters named therein.

5.1	—	Opinion of Baker Botts L.L.P.

8.1	—	Opinion of Baker Botts L.L.P. as to certain tax matters.

23.1	—	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).

23.2	—	Consent of Baker Botts L.L.P. (included in Exhibit 8.1).

99.1	—	Press Release, dated December 13, 2007.

99.2	—	Press Release, dated December 14, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CROSSTEX ENERGY, L.P.
By:      Crosstex Energy GP, L.P., its General Partner
By:      Crosstex Energy GP, LLC, its General Partner

Date: December 14, 2007	By:	/s/ William W. Davis

William W. Davis
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION

1.1	—	Underwriting Agreement, dated as of December 14, 2007, by and among the Partnership, Crosstex Energy Services, L.P., Crosstex Operating GP, LLC and the underwriters named therein.

5.1	—	Opinion of Baker Botts L.L.P.

8.1	—	Opinion of Baker Botts L.L.P. as to certain tax matters.

23.1	—	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).

23.2	—	Consent of Baker Botts L.L.P. (included in Exhibit 8.1).

99.1	—	Press Release, dated December 13, 2007.

99.2	—	Press Release, dated December 14, 2007.